                                                                 EXHIBIT 10.1


                        FIRST AMENDED AND RESTATED
                MASTER TRADEMARK LICENSE AGREEMENT BETWEEN
                 SIGNAL INVESTMENT & MANAGEMENT COMPANY
                            AND CHATTEM, INC.
           (As amended and Restated Effective June 30, 1992)

     This First Amended and Restated Master Trademark License Agreement is made and entered into by and between Signal Investment & Management Co., a Delaware corporation ("Signal"), having its principal place of business at Suite 1300, 1105 Market Street, Wilmington, Delaware 19890, and Chattem, Inc., a Tennessee corporation ("Chattem"), having its principal place of business located at 1715 W. 38th Street, Chattanooga, Tennessee 37409, effective as of June 30, 1992.

     WHEREAS, Signal and Chattem are parties to that certain Trademark License Agreement effective as of June 30, 1992, pursuant to which Signal licenses to Chattem certain trademark rights; and

     WHEREAS, Signal and Chattem are parties to that certain License Agreement dated May 12, 1994, pursuant to which Signal licenses certain BENZODENT-Registered Trademark- trademark rights to Chattem; and

     WHEREAS, Signal and Chattem are parties to that certain Sublicense Agreement dated June 17, 1994, pursuant to which Signal sublicenses certain pHisoderm-Registered Trademark- trademark rights to Chattem; and

     WHEREAS, Signal and Chattem desire to merge all of the aforementioned agreements relating to the licensing and sublicensing of trademark rights between the parties together under this Master Trademark License Agreement effective as of the dates of the respective prior agreements; and

     WHEREAS, Signal and Chattem desire to set forth a framework in this Master Trademark License Agreement under which the licensing and sublicensing of all future trademark rights from Signal to Chattem will be controlled, such licensing to take effect immediately upon the date of Signal's future adoption, acquisition or licensing of such trademark rights; and

     WHEREAS, Signal and Chattem desire to confirm their agreements relating to the licensing and sublicensing of such trademark rights and to supersede, replace and restate such prior licensing and sublicensing agreements currently in effect between the parties;

     NOW, THEREFORE, in consideration of the premises and covenants herein, and in further consideration of the mutual benefits to the parties, the parties hereby covenant and agree as follows:

     1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

     "Agreement": this Master Trademark License Agreement, as amended, supplemented or otherwise modified from time to time.

     "Default": any of the events specified in Section 3.1, provided any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

     "Effective Date": shall mean June 30, 1992.

     "FDA Requirements": shall mean any requirements of the Federal Food, Drug and Cosmetic Act, as amended, and any rules or regulations promulgated thereunder which are or may be applicable to the manufacture, sale, labeling or distribution of the Products.

     "Governmental Authority": any nation or government, any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Licensed Assets": shall mean the Trademarks, the Trade Dress and the Product Standards.

     "Licensee": Chattem, Inc., a Tennessee corporation.

     "Licensor": Signal Investment & Management Co., a Delaware corporation.

     "Net Sales": shall mean sales of the Products at the invoiced price after deduction of (a) all trade and promotional discounts and allowances;
(b) allowance for credits for returns; and (c) sales taxes and/or freight charges, if any, included in the invoice.

     "Person": An individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or entity of whatever nature.

     "Products": shall mean all products sold in any jurisdiction under any of the Trademarks.

     "Product Standards": shall mean the formulas, specifications and manufacturing procedures provided to the Licensee by the Licensor as the same shall hereinafter be amended from time to time with the consent and approval of the Licensor.

     "Subsidiary": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Licensee other than the undersigned.

     "Termination Date": shall mean the date on which this Agreement shall terminate pursuant to Section 2.2 hereof.

     "Trademarks": shall mean and collectively include all trademarks, trademark registrations, applications for trademark registration, and goodwill associated with all trademarks presently owned, licensed or hereafter adopted, acquired or licensed by Licensor, including, but not limited to all trademarks identified on Schedule 1 hereto as the same may hereinafter be amended from time to time.

     "Trade Dress": shall mean the existing trade dress of the Products as the same may hereinafter be modified from time to time with the consent and approval of the Licensor.

     1.2  Other Definitional Provisions.

     (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any other document and/or certificate delivered pursuant hereto.

     (b) The words "whereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole, not to any particular provision of this Agreement, and Section, Subsection and Schedule references are to this Agreement unless otherwise specified.

     (c) The meanings given to the terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2.1 Grant of License. Subject to the terms and conditions herein set forth, Licensor hereby grants to Licensee the exclusive right and license in each jurisdiction where a Trademark is registered, with the right to grant sublicenses to other Subsidiaries:

     (a) To produce, have produced, process or otherwise manufacture, and to use, sell and distribute the Products in accordance with the Product Standards;

     (b) To use any one or more of the Trademarks, alone or in conjunction with any other trademarks or trade names of Licensee of any of its Subsidiaries, on any Products which are sold by Licensee or by any of its sublicensed Subsidiaries under the provisions of this Agreement;

     (c) To the extent permitted pursuant to the provisions of Section 6.1 hereof, to bring and prosecute a suit or suits against any party (i) to preclude the unauthorized use of any of the Trademarks or any confusingly similar trademarks, and (ii) to preclude the unauthorized disclosure or use of any of the Product Standards.

     (d) To the extent permitted pursuant to provisions of Section 6.1 hereof, to defend any settle, at Licensee's expense, infringement suits brought by others based upon the use or prospective use by Licensee and/or its affiliates of any of the Trademarks.

     (e) To grant sublicenses to its Subsidiaries, provided such sublicenses are expressly made subject to all the terms and conditions of this Agreement, and, if applicable, the terms and conditions of any license to Licensor.

     2.2 Term. This Agreement shall commence on the effective date unless sooner terminated pursuant to Section 3.1 hereof, and shall continue thereafter for a period of five (5) years through and including June 30, 1997 (the "Initial Term") and for successive renewal terms of five (5) years each (individually or collectively, a "Renewal Term") unless the Licensor or Licensee shall give written notice of cancellation pursuant to the notice provisions of Section II.1(f) hereof to the other party at least ninety (90) days prior to the end Initial Term or the Renewal Term then ending, as the case may be.

     3.1 Defaults. This Agreement may be terminated by the Licensor at any time upon the occurrence of one or more of the following Defaults:

     (a) Licensee or any of its sublicensed Subsidiaries shall materially breach any of the terms, conditions or agreements contained in this Agreement which are required to be kept, observed or performed by Licensee or its Subsidiaries if such Licensee or Subsidiary fails to cure such breach within thirty (30) days of written notice thereof giving reasonably full particulars.

     (b) Licensee or any of its sublicensed Subsidiaries shall become insolvent or shall suspend business, or shall file a voluntary petition or an answer admitting the jurisdiction of the Court and the material allegations of, or shall consent to, an involuntary petition pursuant to or purporting to be pursuant to any bankruptcy, reorganization or insolvency law of any jurisdiction.

     4.1 Royalty. Licensee and its sublicensed Subsidiaries shall pay to Licensor a five percent (5%) royalty on Net Sales of all Products sold under the Trademarks (the "Royalty"). The

Royalty shall be payable quarterly within forty-five (45) days of the end of each of the Licensee's fiscal quarters.

     4.2 Sales by Subsidiaries. In the event that Licensee grants a sublicense to any Subsidiary, Licensee agrees to pay the five percent (5%) royalty due under Section 4.1 on all Net Sales of Products by such Subsidiary.

     4.3 When Sales Made. For purposes of this Agreement, Products sold by Licensee or by any sublicensed Subsidiary shall be considered sold when invoiced, or if not invoiced, when delivered, shipped or mailed, or when paid for, if paid for before delivery. No royalty shall be due and payable hereunder in connection with any inter-company sale between the Licensee and any sublicensed Subsidiary. Royalties paid on Products not accepted by the customer and/or returned to Licensee or its Subsidiary shall be credited against and deducted from future royalties, provided, however, that if such returned Products are subsequently resold by Licensee or its Subsidiary, Royalties shall then be paid thereon.

     4.4 Payments. Unless otherwise mutually agreed in writing, on or before the forty-fifth (45th) day following the end of each of Licensee's fiscal quarters, Licensee will pay to Licensor the Royalty applicable to sales during such quarter. All Royalty payments hereunder shall be made in United States currency.

     5.1 Records. Licensee, on behalf of itself and its sublicensed Subsidiaries, agrees to keep adequate and complete records showing all sales of Products sold under the Trademarks. Such records shall include all information necessary to verify the total amount of Net Sales and the royalties due hereunder and Licensee shall make such records available to Licensor at its offices in Wilmington, Delaware upon reasonable notice during reasonable business hours to the extent necessary to verify the amount thereof.

     5.2 Reports. Within forty-five (45) days of the last day of the Licensee's fiscal quarters, Licensee shall furnish to Licensor a written report, signed by an authorized representative of the Licensee, showing (a) the total Net Sales of all Products during such fiscal quarter; and (b) the total amount of royalties due the Licensor hereunder.

     6.1 Infringement.

     (a) If Licensee discovers third-parties infringing any enforceable rights contained in the Licensed Assets, Licensee shall notify Licensor promptly thereof. In the event that Licensee, at its discretion elects to initiate and prosecute any such suit or suits pursuant to the rights granted to Licensee in accordance with the provisions of Section 2.1(c) hereof, then
(i) all expenses incurred in such legal action shall be borne by Licensee and all damages and costs that may be recovered or may be assessed as a result of such suit or suits shall inure to Licensee; and (ii) Licensee shall have the right to join Licensor as a nominal party plaintiff in any such suit or suits, and the Licensor agrees to sign all papers and perform all acts which Licensee may reasonable request to enable Licensee to enforce such rights.

     (b) In the event Licensee notifies Licensor that it will not initiate and/or, if initiated, will not prosecute such suit or suits against third-party infringers, then Licensor shall have the right to initiate and/or prosecute such suit or suits to protect the Licensor's interest in the Licensed Assets. Whenever Licensor exercises its rights under this Section 6.1(b), then all expenses incurred in such legal action shall be borne by Licensor and all damages and costs that may be recovered or may be assessed as a result of such suit or suits shall inure to the Licensor.

     (c) Whenever Licensor or Licensee discovers that a third-party has filed an application for trademark registration in any country and/or has been granted a trademark registration for any trademark which is confusingly similar to any of the Trademarks, then Licensor and Licensee shall promptly exchange information concerning such application and/or registration and either Licensor or Licensee may, at its sole discretion and at its own expense, bring and prosecute an appropriate proceeding under the trademark laws in the jurisdiction in question to oppose such application and/or to cancel such registration. Licensee shall have the right to join Licensor as an opposer or petitioner in any such opposition and/or cancellation proceedings, and Licensor agrees to sign all papers and perform all acts which Licensee may reasonably request to enable Licensee to oppose such application and/or to cancel such registration.

     (d) In the event that any third-party claims that one or more of the Trademarks or other Licensed Assets infringe any trademark or other right of such party, Licensee shall have the right, at its option, to contest and defend such claim. If Licensee declines to contest or defend such claim, Licensor shall then have the right, at its option, to defend and contest such claim. In the event that Licensee exercises it rights to contest and defend any claim of infringement brought by a third-party in connection with any of the Licensed Assets, Licensee agrees that it will not settle or compromise such claim without the prior approval and consent of the Licensor whose approval shall not be unreasonably withheld.

     7. Maintenance of Product Quality. Licensee hereby agrees that all products sold in connection with the Trademarks shall fully comply with (i) all FDA Requirements (ii) all other legal requirements imposed by any other Governmental Authority, and (iii) the applicable Product Standards. Licensee further agrees to furnish to Licensor at its offices in Wilmington, Delaware with such samples of its and any sublicensed Subsidiary's Products sold under the Trademarks, as may be reasonably required by Licensor for examination and testing, to verify compliance by Licensee and its sublicensed Subsidiary with the Product Standards. Licensee further agrees on behalf of itself and its affiliates to fully cooperate with Licensor and meet all Licensor's reasonable requests intended to facilitate Licensee's compliance with its obligations under this Section. The Product Standards may be changed only with the consent and approval of the Licensor. As between Licensor and Licensee, Licensee shall be fully responsible for and shall indemnify and hold Licensor harmless against any and all products liability or negligence claims.

     8.1 Maintenance and Renewal of Trademark Registrations. Until the Termination Date, Licensee agrees to maintain and/or renew, as agent for Licensor, the federal registrations and applications for all of the Trademarks by duly filing at the United States Patent and Trademark Office in Washington, D.C. all papers, responses, fees, applications for renewal, affidavits of use (and/or incontestability, if appropriate) and all other necessary papers required for such purpose by the Trademark Laws of the United States. Licensor agrees to execute all applications for renewal and other documents, and to perform all other acts, which Licensee may reasonably request in order to enable Licensee to maintain and renew such registrations as agent for Licensor. All costs incurred by Licensor in connection with such maintenance and renewal shall be borne by Licensee.

     8.2 Continued Use. Until the Termination Date, unless otherwise agreed by Licensor, Licensee agrees to continue to use each of the Trademarks in accordance with applicable trademark laws and the license granted under the provisions of this Agreement.

     8.3 Confidentiality. Licensee agrees to maintain the Product Standards as confidential and is to refrain from disclosing such information to any third parties except as necessary in accordance with its reasonable business judgment.


     9.1 Licensor's Representations. Licensor hereby represents and warrants to Licensee as follows:

     (a) Licensor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

     (b) Licensor has all necessary corporate power to enter into and perform its obligations under this Agreement and, as of the effective date of this Agreement, will have taken all necessary corporate action to authorize the execution and consummation of this Agreement.

     (c) Licensor is not in default with respect to any term or provision of any charter, bylaw, mortgage, indenture, statute, rule or regulation applicable to it, or with respect to any order, writ, injunction, decree, rule or regulation of any court or administrative agency, which would preclude the performance of its obligations under this Agreement.

     (d) Neither the execution nor the delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor the fulfillment of or compliance with the terms and provisions hereof will (i) violate any provision of law, administrative regulations or court decree applicable to Licensor; or (ii) conflict with or result in a breach of any of the terms, conditions or provisions of or constitute a default under the charter or bylaws of Licensee, or of any agreement or instrument to which Licensee is a party or by which it is bound.

     (e) Licensor has good and marketable title and rights to the Licensed Assets and/or an appropriate license for the Licensed Assets subject only to such liens as may exist from time to time under an applicable credit or security agreement to Licensor and/or Licensee. Licensor has no knowledge of any third-party rights which would be infringed by the use of the Licensed Assets.

     9.2 Licensee's Representations. Licensee hereby represents and warrants to Licensor as follows:

     (a) Licensee is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee.

     (b) Licensor has all necessary corporate power to enter into and perform its obligations under this Agreement and, as of the effective date of this Agreement, will have taken all necessary corporate action to authorize the execution and consummation of this Agreement.

     (c) Licensor is not in default with respect to any term or provision of any charter, bylaw, mortgage, indenture, statute, rule or regulation applicable to it, or with respect to any order, writ, injunction, decree, rule or regulation of any court or administrative agency, which would preclude the performance of its obligations under this Agreement.

     10.1 Sublicenses. All sublicenses extended by Licensee to any Subsidiary regarding any of the Licensed Assets shall be made expressly subject to the terms and conditions of this Agreement, including but not limited to an express undertaking by such affiliate to comply with all Product Standards. Prior to granting any such sublicense, Licensee will provide a copy of the Product Standards to such Subsidiary. No sublicensed Subsidiary shall have the right to grant a further sublicense without the express written approval of the Licensor.

     11.1 Miscellaneous Provisions. The following miscellaneous provisions shall apply to this Agreement.

     (a) Superseding Effect. This Agreement supersedes and replaces all prior licensing agreements between the Licensor and the Licensee with respect to the Trademarks and Products.

     (b) Non-Waiver. No delay or omission by either party in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by a party on one occasion is effective only in that instance and will not be construed as a bar or a waiver of any right on any other occasion.

     (c) Non-Assignment of Trademarks. Nothing in this Agreement shall be deemed to constitute an assignment by Licensor of the Trademarks or any right therein or thereto, or give Licensee or any Subsidiary or affiliate of Licensee any interest therein, except as herein provided.

     (d) Binding Effect. All terms and conditions of this Agreement shall bind and inure to the benefit and burden of the parties hereto with respect to successors and assigns.

     (e) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, without giving effect to any conflict of law provisions thereof.

     (f) Notices. Any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered (i) three (3) days after depositing in the United States mail with postage prepaid, (ii) when sent after receipt of confirmation if sent by telecopy or by other similar facsimile transmission,
(iii) one (1) business day after deposit with a reputable overnight courier with all charges prepaid, or (iv) when delivered, if hand delivered by messenger, all of which shall be properly addressed to the parties to be notified and sent to the address or number indicated as follows:

          (i)   If to Licensor at:

                Signal Investment & Management Company
                Suite 1300
                1105 Market Street
                Wilmington, Delaware 19801
                Attention: Robert E. Bosworth
                Telecopy: (302) 651-8464
                Confirmation: (302) 651-8868

          (ii)  If to Licensee at:

                Chattem, Inc.
                1715 West 38th Street
                Chattanooga, Tennessee 37409
                Attention: Zan Guerry
                Telecopy: (423) 821-2037
                Confirmation: (423) 821-0395

or to such other address or number as each party designates to the other in the manner herein prescribed.


     (g) Entire Understanding. This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof. No modifications, extensions or waivers of any of the provisions hereof or any release or any right there under shall be valid unless the same is in writing signed by the party to be bound thereby.

     (h) Sales of Trademarks. Licensor reserves the right to sell one or more of the Trademarks identified on Schedule 1 hereto on reasonable notice to the Licensee and, upon such sale, Licensee's licensed rights to such Trademark shall cease and terminate.

     (i) Licensing of Trademarks to Third Parties. Upon the prior consent of Licensee, Licensor may license one or more of the Trademarks identified on
Schedule I hereto to a third party and, upon such licensing, Licensee's licensed rights to such Trademark shall cease and terminate.

     (j) Consent to Collateral Assignment. The parties hereby acknowledge that Licensee has assigned or may assign its right, title and interest under this Agreement as security for financing provided to Licensee by one or more lenders. Nothwithstanding any other provisions contained in this Agreement, the Licensor consents to the collateral assignment of this Agreement to such lenders or their agents, for the benefit of the lenders. Unless and until such lenders give notice to the undersigned of their intention to succeed to the rights of Licensee under the Agreement, the lenders shall not be obligated to perform any of the obligations of Licensee under the Agreement.

     (k) Headings. The headings of this Agreement are intended solely for convenience of reference and shall be given no effect in the construction and interpretation of this Agreement.

          IN WITNESS WHEREOF, Licensor and Licensee have caused this
Agreement to be signed in Wilmington, Delaware, effective as of June 30, 1992.

                                       SIGNAL INVESTMENT & MANAGEMENT CO.



                                       By: /s/ Robert E. Bosworth
                                           ---------------------------------
                                               Robert E. Bosworth, President




                                       CHATTEM, INC.



                                       By: /s/ Zan Guerry
                                           ---------------------------------
                                               Zan Guerry, President

                             SCHEDULE I

                        LICENSED TRADEMARKS


TRADEMARK                       COUNTRY              REGISTRATION         RENEWAL DUE
---------                      ---------             ------------         -----------
AMPHIBIOUS FORMULA             California                   67887          11/12/2002
AMPHIBIOUS FORMULA             Canada                     332,073          09/18/2002
AMPHIBIOUS FORMULA             Florida                     928164          11/05/2002
AMPHIBIOUS FORMULA             Hawaii                      149564          12/09/2002
AMPHIBIOUS FORMULA             Texas                        40988          11/08/2002
BRONZ SILK                     United Kingdom      Ser.#1,523,350
BULLFROG                       Brazil
BULLFROG                       California                   67888          11/12/2002
BULLFROG                       Canada                     332,935          10/09/2002
BULLFROG                       Chile
BULLFROG                       Florida                     928165          11/05/2002
BULLFROG                       Hawaii                      149562          12/09/2002
BULLFROG                       Mexico                      422988          12/30/2001
BULLFROG                       Peru                        102006          03/05/2003
BULLFROG                       Texas                        40989          11/08/2002
BULLFROG (Design Only)         United States              1763958          04/13/2003
CARDUI (Calendars)             United States            1,738,319          12/08/2007
CHATTEM                        Uruguay                     267255          07/03/2005
CHATTEM, INC.                  Hong Kong              831 of 1979          12/14/1999
CORN SILK                      Australia                 A208,545          06/03/2002
CORN SILK                      Benelux                    011,672          03/05/2005
CORN SILK                      Brunei                       19394          12/21/2000
CORN SILK                      Canada                     144,355          03/11/2011
CORN SILK                      Chile                      374,978          09/23/2001
CORN SILK                      China                       753821          07/06/2005
CORN SILK                      Costa Rica           36,183 R:6856          10/11/2002
CORN SILK                      El Salvador                    241          05/24/2002
CORN SILK                      Great Britain            1,160,480          08/29/2002
CORN SILK                      Guatemala                   18,987          11/14/1997
CORN SILK                      Honduras                    40,059          06/15/2002
CORN SILK                      Indonesia                  332,234          01/29/2004
CORN SILK                      Ireland                     99,464          08/24/2002


TRADEMARK                       COUNTRY              REGISTRATION         RENEWAL DUE
---------                      ---------             ------------         -----------
CORN SILK                      Italy                      433,426         08/23/2004
CORN SILK                      Japan                    1,571,445         03/28/2003
CORN SILK                      Malaysia                  93/08798         11/09/2000
CORN SILK                      Mexico
CORN SILK                      New Zealand                B78,955         06/30/2001
CORN SILK                      Nicaragua                   22,811         06/02/2000
CORN SILK                      Panama                      25,020         07/01/2000
CORN SILK                      Philippines                 25,031         10/07/1997
CORN SILK                      Singapore            Ser.#77050193
CORN SILK                      South Africa               65/2799         07/14/2005
CORN SILK                      South Africa               7014734         10/22/2000
CORN SILK                      Spain                      1797781         01/07/2004
CORN SILK                      Venezuela                   53,774         12/05/1997
CORN SILK & DESIGN             Puerto Rico                 24,727         05/20/2003
CORN SILK (Words)              Puerto Rico                 24,726         05/20/2003
EXELLE                         United States            1,229,147         03/08/2003
FLEX-ALL                       Austria                    127,693         10/31/1999
FLEX-ALL                       Benelux                     515044         07/10/2002
FLEX-ALL                       Canada                     374,278         10/12/2005
FLEX-ALL                       Denmark                  0534/1991         01/25/2001
FLEX-ALL                       Finland                    116,143         01/20/2002
FLEX-ALL                       France                   1,542,430         07/20/1999
FLEX-ALL                       Greece                      95,610         09/14/1999
FLEX-ALL                       Ireland                     136135         07/21/2006
FLEX-ALL                       Italy                      570,574         07/20/1999
FLEX-ALL                       Japan                Ser.#54524/91
FLEX-ALL                       Mexico                      471468         12/30/2001
FLEX-ALL                       Norway                      146157         07/25/2001
FLEX-ALL                       Portugal                   257,341         12/10/2002
FLEX-ALL 454[device]           Spain                    1,535,531         12/05/1999
FLEX-ALL 454 & Design          Sweden                      374890         07/21/2009
FLEX-ALL                       Sweden                     225,489         08/02/2001
FLEX-ALL 454 & Design          Switzerland                674,890         07/21/2009
FLEX-ALL                       United Kingdom           1,392,101         07/17/2006
FLEX-ALL 454                   Germany                   39504534         02/02/2005
FLEX-ALL 454                   Spain                    1,513,531         12/05/1999
FLEXALL ICE                    Canada                 TMA 374 278         03/11/1999
FREE & FIRM                    Puerto Rico                 22,025         04/26/1999
GO ZONE                        New Zealand                 Z17068         03/23/1999


TRADEMARK                       COUNTRY             REGISTRATION          RENEWAL DUE
---------                      ----------          --------------         -----------
GO-ZONE                        Australia
MUDD                           Argentina           Ser.#1,953,665
MUDD                           Australia              Ser.#590031
MUDD                           Bahamas                     11,119         11/24/1997
MUDD                           Barbados              81/2822 (new)        11/29/2000
MUDD                           Benelux                    352,798         06/05/1998
MUDD                           Brazil                 810,808,315         04/05/1992
MUDD                           Canada                     319,044
MUDD                           Chile                      374,979         09/23/2001
MUDD                           Costa Rica                  59,614         10/16/2001
MUDD                           Denmark                   807/1979         03/23/1999
MUDD                           Dominican Republic          37,144         06/30/2004
MUDD                           Ecuador                    4624-95         12/20/2005
MUDD                           Finland                     77,509         05/05/2001
MUDD                           France                   1,457,621         03/25/1998
MUDD                           Guatemala                   41,967         09/30/2001
MUDD                           Haiti                       478/62         01/23/2001
MUDD                           Honduras                    29,800         08/03/2001
MUDD                           Italy                  Ser.#94 617         08/23/2004
MUDD                           Italy                      433,428         08/23/2004
MUDD                           Jamaica                     19,636         03/05/2002
MUDD                           Japan                    2,348,136         10/30/2001
MUDD                           Mexico                     422,990         12/30/2001
MUDD                           Namibia               Ser.#96/1086
MUDD                           New Zealand               B123,667         06/06/1999
MUDD                           Nicaragua               12.301C.C.         01/29/2001
MUDD                           Panama                      027001         09/01/2001
MUDD                           Puerto Rico                 23,176         11/07/2000
MUDD                           Scandanavia
MUDD                           South Africa              B78/2675         06/06/1998
MUDD                           Spain                      922,501         10/20/2000
MUDD                           State of Tennesse                          04/06/2000
MUDD                           Sweden                     168,193         06/21/1999
MUDD                           Trinidad/Tobago             11,892         03/16/2008
MUDD                           United Kingdom             1274157         08/09/2007
MUDD                           Uruguay                     267256         07/03/2005
MUDD                           Venezuela                   96,629         01/09/1996


TRADEMARK                       COUNTRY             REGISTRATION         RENEWAL DUE
---------                      ---------           ---------------      -------------
MUDD                           West Germany        Ser.#C27222/3WZ
MUDD (Stylized-very old)       Great Britain            B1,096,797        06/08/1999
MUDD (Katakana Characters)     Japan                     1,597,970        03/30/1993
MUDD SCRUB                     Peru                           4365        12/24/2003
NORDIC LOOK                    Benelux                     480,589        04/05/2000
NORDIC LOOK                    France                       831290
NORDIC LOOK                    Germany                     1191126        03/29/2000
NORDIC LOOK                    Italy                       583,576        04/05/2000
NORWICH                        Canada                   UCA017,241        08/27/2002
PAMPRIN                        Argentina                 1,206,098        08/05/1996
PAMPRIN                        Australia                  A314,192        12/21/1998
PAMPRIN                        Bahamas                      11,118        11/24/1997
PAMPRIN                        Barbados                      8,298        11/29/1991
PAMPRIN                        Benelux                     350,181        12/29/1997
PAMPRIN                        Colombia                     191034        09/18/2006
PAMPRIN                        Costa Rica                    21618        05/17/1998
PAMPRIN                        Denmark                   2186/1978        06/23/1998
PAMPRIN                        Dominican Republic            27745        07/28/1998
PAMPRIN                        Ecuador                     5441-90        12/20/2005
PAMPRIN                        El Salvador                     100        07/21/2001
PAMPRIN                        Finland                       76987        03/20/2001
PAMPRIN                        France                    1,433,022        10/30/1997
PAMPRIN                        Great Britain             1,088,745        12/28/1998
PAMPRIN                        Guatemala                    35,443        09/27/1998
PAMPRIN                        Haiti                        476/62        01/23/1991
PAMPRIN                        Honduras                     25,094        09/05/1998
PAMPRIN                        Ireland                       92259        12/22/1998
PAMPRIN                        Italy                       357,789        01/18/1998
PAMPRIN                        Mexico                      254,691
PAMPRIN                        Netherland Antilles
PAMPRIN                        New Zealand                 122,127        12/22/1998
PAMPRIN                        Nicaragua                  8968C.C.        09/09/1998
PAMPRIN                        Norway                      102,879        08/28/1999
PAMPRIN                        Panama                       22,932        01/05/1999
PAMPRIN                        Peru                         102005        03/05/2003
PAMPRIN                        Puerto Rico                  21,511        07/21/1998
PAMPRIN                        Singapore                    446/93        06/14/2003
PAMPRIN                        South Africa                77/5755        12/20/1997
PAMPRIN                        Sweden                      167,905        06/01/1999
PAMPRIN                        Switzerland                  314910


TRADEMARK                              COUNTRY             REGISTRATION         RENEWAL DUE
---------                             ---------            ------------         -----------
PAMPRIN                               Trinidad                   14,470          12/07/1997
PAMPRIN                               Venezuela                  94,884          06/20/1995
PAMPRIN                               West Germany              993,141          01/02/1998
PAMPRIN (Block Letters)               Canada                    234,475          07/20/2009
PAMPRIN (Block Letters)               Honduras                   25,094          09/05/1998
PREMSYN PMS (Stress mark over "E")    France                  1,253,522          12/08/2003
PREMSYN PMS (Stress mark over "E")    Italy                Ser.#94 6167          08/23/2004
PREMSYN PMS (Stress mark over "E")    Italy                     433,427          08/23/2004
PREMSYN PMS (Stress mark over "E")    United Kingdom          1,327,285          11/18/2004
SHY (Applicator)                      Canada              N.S.177/45151          11/27/1997
SHY (Liquid Douche)                   Canada                 TMA192,381          06/29/2003
SOLTICE                               Hong Kong
SOLTICE                               Taiwan
SOMETHING PERSONAL                    Canada                 TMA259,143          05/22/2011
SPRAY BLOND                           Benelux                   431,162          04/29/1997
SPRAY BLOND                           Denmark                 2330/1989          05/12/1999
SPRAY BLOND                           International [France] IR.548,336
SPRAY BLOND                           Italy                     433,425          08/23/2004
SPRAY BLOND                           Italy                Ser.#94 6170
SPRAY BLOND & Device                  France                  1,385,650          07/29/2006
SPRAY BLOND (logo)                    Switzerland                374349
SUMBRELLA                             Australia             Ser.#576225
SUMBRELLA                             New Zealand                217069          03/23/1999
SUMMER HIGHLIGHTS                     United States             1784718          07/27/2003
SUN IN                                Australia                A235,497          01/06/2005
SUN IN                                Bahamas                    11,120          11/24/1997
SUN IN                                Benelux                   365,077          03/20/1990
SUN IN                                Bophuthatswana            69/6154          12/22/1999
SUN IN                                Canada                    171,191          09/11/1985
SUN IN                                Great Britain          B1,123,580          11/06/2000
SUN IN                                Ireland                   102,340          03/14/2001
SUN IN                                Namibia              Ser.#96/1087
SUN IN                                New Zealand                B96253          02/24/2006
SUN IN                                South Africa              69/6154          12/22/1999
SUN IN                                Transkei                  69/6154          12/22/1999
SUN IN                                Venezuela             Ser.#009791
SUN-IN                                Bophuthatswana             69/6154          12/22/1999
SUN-IN                                Colombia            Ser.#97004674
SUN-IN                                New Zealand               B96,253          02/24/2006



TRADEMARK                       COUNTRY             REGISTRATION         RENEWAL DUE
---------                      ---------            ------------         -----------
SUN-IN                         Peru                          421         06/23/2003
SUN-IN                         Puerto Rico                32,056         11/16/2002
SUN-IN                         State of Tennesse                         04/06/2002
SUN-IN                         Venda                     69/6154         12/22/1999
SUN-IN STREAKER                United Kingdom         B1,197,101         06/03/2004
THERA CARE                     Canada                 TMA239,954         02/15/2010
THERACARE (One Word)           Great Britain           1,083,159         09/03/1998
THERACARE (One Word)           Great Britain           1,083,160         09/03/1998
ULTRASWIM                      Brazil             Ser.#819848093
ULTRASWIM                      Colombia            Ser.#97004673
ULTRASWIM                      Mexico                    422,987         12/30/2001
ULTRASWIM                      Peru                   Ser.#30771
ULTRASWIM  (Swimmer Design)   United States             1760924         03/30/2003
454                            United States           1,999,980         09/10/2006
AMPHIBIOUS FORMULA             United States           1,279,505         05/29/2004
BENZODENT                      Algeria                    041014
BENZODENT                      Argentina               1,213,551         11/11/1996
BENZODENT                      Argentina            Ser.#2052012
BENZODENT                      Australia                 A123157         05/13/2007
BENZODENT                      Austria                     64286
BENZODENT                      Benelux                    073989         11/05/2005
BENZODENT                      Bophuthatswana            68/5776
BENZODENT                      Brazil
BENZODENT                      Canada                   UCA49940         04/24/1999
BENZODENT                      Chile                Ser.#374.245
BENZODENT                      Colombia            Ser.#97006870
BENZODENT                      Cuba                        92753         04/05/2005
BENZODENT                      Denmark                 8454/1995         12/15/2005
BENZODENT                      Finland                     79829         12/21/2001
BENZODENT                      France                    1517062
BENZODENT                      Germany                    670221         04/30/2004
BENZODENT                      Greece                      52099         01/29/2004
BENZODENT                      Hong Kong                A1202/69
BENZODENT                      Iceland                  458/1989
BENZODENT                      Ireland                     57722         06/14/1997
BENZODENT                      Italy                     683,120         05/21/2004
BENZODENT                      Jordan                      10491
BENZODENT                      Lebanon                     45293
BENZODENT                      Mexico                Ser.#289490


TRADEMARK                          COUNTRY              REGISTRATION       RENEWAL DUE
---------                         ---------             ------------       -----------
BENZODENT                         Monaco                 R-83,956613
BENZODENT                         New Zealand                  56682
BENZODENT                         Norway                      106535
BENZODENT                         Peru                         34940        04/10/2007
BENZODENT                         Philippines                  16996
BENZODENT                         Portugal                    152583
BENZODENT                         South Africa             68/5776.A
BENZODENT                         Sweden                      174246        11/07/2000
BENZODENT                         Switzerland                 270209
BENZODENT                         Transkei                 Tr68/5776
BENZODENT                         United Kingdom            BR742143
BENZODENT                         United States              595,101        09/14/2004
BENZODENT                         Venda                      68/5776
BENZOGEL                          United States      Ser.#74/650,485
BENZOGEL                          United States              1767890        04/27/2003
BULLFROG                          United States            1,279,506        05/29/2004
BULLFROG & DESIGN
  (MultiClass Registration)       United States       Ser.#75/126427
CHATTEM, INC. LOGO
  (Design Registration)           United States       Ser.#75/113557        10/08/1997
CHILL STICK                       Canada                 Ser.#780659
CHILL STICK                       United States      Ser.#74/630,796
CORN SILK                         Brazil
CORN SILK                         United States              799,233        11/23/2005
CORN SILK & DESIGN                United States            1,457,919        09/22/2007
CORN SILK
  (Block Letters & Bckgrnd)       United States            1,193,832        04/20/2002
DAY ONE                           United States            1,608,789        08/07/2000
ECHINEX                           United States      Ser.#75/125,773
FLEX-ALL                          United States            1,999,979        09/10/2006
FLEX-ALL 454 (Block Letters)      United States            1,569,189        12/05/1999
FLEX-ALL 454 [Stylized]           United States            1,481,352        03/22/2008
FLEX-ALL OF COLORADO              United States            COMMONLAW
FLEX-ALL-SOUTHWEST                United States            COMMONLAW
FOR THE PERIOD BEFORE YOUR PERIOD United States            1,674,764        02/11/2002
GARLIQUE                          United States            1,972,070
GB in Seal (GOLD BOND Design)     United States       Ser.#75/213265
GOLD BOND                         Benelux                    525,883        01/22/2003
GOLD BOND                         Brazil
GOLD BOND                         Bulgaria                    23,523        03/26/2003
GOLD BOND                         Canada                   TMA368196        04/27/2005
GOLD BOND                         Chile                 Ser.#374,247
GOLD BOND                         Colombia             Ser.#97006868
GOLD BOND                         Czech Republic             187,034        03/30/2003
GOLD BOND                         Ghana
GOLD BOND                         India                  Ser.#590366


TRADEMARK                       COUNTRY              REGISTRATION        RENEWAL DUE
---------                      ---------             ------------        -----------
GOLD BOND                      Indonesia                  310,981        02/27/2003
GOLD BOND                      Israel                      86,125        01/21/2000
GOLD BOND                      Japan             Ser.#124676/1996
GOLD BOND                      Korea                Ser.#96-41744
GOLD BOND                      Malaysia             Ser.#93/00761
GOLD BOND                      Mexico                     448,844        02/19/2003
GOLD BOND                      Morocco                     50,654        02/19/2013
GOLD BOND                      Peru                         35150        04/21/2007
GOLD BOND                      Singapore           Ser.#S/1856/93
GOLD BOND                      Slovak Republic            172,163        03/25/2003
GOLD BOND                      Spain                    1,745,203        02/18/2003
GOLD BOND                      United Arab Emirates     Ser.#8458
GOLD BOND                      United Kingdom           1,422,292        04/18/2007
GOLD BOND                      United States            1,209,453        09/21/2002
GOLD BOND                      Venezuela             Ser.#1233-95
GOLD BOND (Stylized)           United States      Ser.#75/217,379
GOLD BOND (Border Design)      United States       Ser.#75/213266
HERPECIN-L                     Benelux                    536,533        09/14/2003
HERPECIN-L                     Canada                     320,789        11/21/2001
HERPECIN-L                     France                   1,317,148        07/16/2005
HERPECIN-L                     Italy                      465,797        10/31/2005
HERPECIN-L                     Japan                    2,423,899        06/30/2002
HERPECIN-L                     Portugal                   233,930        11/28/2001
HERPECIN-L                     United States              912,472        06/08/2001
HERPESALVE                     Benelux                    539,513        09/14/2003
HERPESALVE                     France                   1,317,146        07/19/2005
HERPESALVE                     Germany                1 094 118/5        07/31/2005
HERPESALVE                     Italy                      465,798        10/31/2005
HERPESALVE                     Japan                    2,473,050        10/30/2002
HERPESALVE                     Portugal                   233,931        11/28/2001
HI-THERM                       United States              708,677        12/02/2000
ICY HOT                        Bophuthatswana             77/2159        05/24/1997
ICY HOT                        Canada                   TMA409013        03/05/2008
ICY HOT                        Chile                 Ser.#374,246
ICY HOT                        El Salvador           Ser.#18455-1
ICY HOT                        Italy                       344450        05/23/2007
ICY HOT                        Mexico                      384016        10/03/2004
ICY HOT                        Panama                       69596        09/29/2005
ICY HOT                        Puerto Rico
ICY HOT                        Singapore            Ser.#B4461/93        06/14/2000
ICY HOT                        South Africa               77/2159        05/24/1997
ICY HOT                        Taiwan                      161832        10/31/2001


TRADEMARK                       COUNTRY              REGISTRATION        RENEWAL DUE
---------                      ---------             ------------        -----------
ICY HOT                        Venda                      77/2159        05/24/1997
ICY TO DULL THE PAIN AND
  HOT TO RELAX IT AWAY         United States       Ser.#75/113558
ICY-HOT                        Argentina                  1376579        03/30/2000
ICY-HOT                        Australia                  A310924        09/05/1998
ICY-HOT                        Barbados                      6708        07/31/1999
ICY-HOT                        Benelux                     345750        05/17/1997
ICY-HOT                        Bermuda                       8647        10/23/1999
ICY-HOT                        Bolivia                    36996-A        09/19/1997
ICY-HOT                        Brazil                   770139868        02/07/2004
ICY-HOT                        Colombia                    186677        04/09/2006
ICY-HOT                        Costa Rica                   87581        07/20/2004
ICY-HOT                        Denmark                VR00.611/78        02/17/1998
ICY-HOT                        Dominican Republic           26636        07/26/1997
ICY-HOT                        Dutch Antilles               10476        11/22/2007
ICY-HOT                        Ecuador                     409.88        11/22/2002
ICY-HOT                        El Salvador                 170/84        09/02/2000
ICY-HOT                        France                   1,409,746        05/20/2007
ICY-HOT                        Greece                       60897        04/05/1998
ICY-HOT                        Guatemala             34605/226/84        05/21/1998
ICY-HOT                        Haiti                        74/80        10/28/1997
ICY-HOT                        Honduras                     24388        01/17/1998
ICY-HOT                        Indonesia                  247,234        03/04/1999
ICY-HOT                        Jamaica                     B18633        06/09/1998
ICY-HOT                        Malaysia                  M/B75961        08/11/1998
ICY-HOT                        Nicaragua                7766-C.C.        12/19/1997
ICY-HOT                        Paraguay                   126,430        10/19/1997
ICY-HOT                        Peru                         82345        12/15/2004
ICY-HOT                        Philippines                 36,541        01/21/2007
ICY-HOT                        Spain                       868743        07/17/1998
ICY-HOT                        Trinidad                    B10689        05/21/2006
ICY-HOT                        United States              970,575        10/16/2003
ICY-HOT                        Uruguay                     218786        10/10/2000
ICY-HOT                        Venezuela                 99,844-F        07/06/1997
ICYHOT                         Great Britain           B1,078,443        05/13/1996
ICYHOT                         Ireland                     B92568        05/17/1998
ICYHOT                         Sarawak                    B17,092        05/15/1998
INGRAM'S IQU                   United States            1,286,791        07/24/2004
KYLICIN                        Benelux                     539616        09/14/2003
KYLICIN                        Canada                     326,967        05/01/2002
KYLICIN                        France                     1317147        07/16/2005
KYLICIN                        Italy                       465799        10/31/2005
KYLICIN                        Portugal                    233932        11/28/2001
KYLICIN                        United States            1,395,494        06/03/2006


TRADEMARK                       COUNTRY              REGISTRATION        RENEWAL DUE
---------                      ---------             ------------        -----------
LIP-ADE                        United States       Ser.#74/422640        05/10/1997
LIVING WITH PAIN
  (for use with ICY HOT)       United States       Ser.#75/113559
MELATONEX                      United States      Ser.#74/734,613
META CINE                      United States              732,963        11/21/1999
MICRON                         United States            1,499,169        08/09/2008
MUDD                           United States            1,011,938        05/27/2005
MUDD FACIAL TREATMENT          United States       Ser.#74/571539
MUDD MOISTURIZER               United States            1,290,647        08/21/2004
MUDD SPA TREATMENT             United States      Ser.#74/537,103
N and Design (Norwich)         United States            1,765,513        04/20/2003
NORWICH                        Puerto Rico                   6172        08/08/1996
NORWICH                        United States              1732425        11/17/2002
PAMPRIN                        Brazil
PAMPRIN                        Philippines                  61832        11/10/2015
PAMPRIN                        United States              709,866        01/17/2001
PAMPRIN IB                     United States            1,499,182        08/09/2008
PAMPRIN (Stylized "A" in
  decorative italics)          United States            1,982,586        06/25/2006
PREMSYN PMS
  (stress mark over "E")       United States            1,471,156        01/05/2008
PREVENTIVE CLEANSING           United States
PROPALMEX                      United States      Ser.#75/007,842
QUIK GEL                       United States       Ser.#74/654830
QUIK GEL                       United States            1,951,563        01/12/2006
REJUVEX                        United States            1,730,604
SILKENOL                       United States            1,604,279        07/03/2000
SUN IN (without hyphen)        United States              908,769        02/03/2001
SUN-IN                         Brazil
SUN-IN                         Chile                 Ser.#367,799
SUN-IN (BLOCK LETTERS)         United States            1,456,006        09/08/2007
SUNRISE (Design)               United States            2,006,261
SUNSOURCE                      United States            1,287,627
SUNSOURCE                      United States            1,947,948
SUNSOURCE & design             United States      Ser.#75/057,292
SUNSOURCE TRADITIONAL
  HOMEOPATHIC MEDICINES        United States            COMMONLAW
T-ZONE                         United States      Ser.#75/217,386
TADPOLE                        United States            1,339,919        06/11/2005
THE DAILY PRESCRIPTION FOR     United States                Ser.#
THE ONCE A DAY,
  ALL DAY SUNSCREEN            United States                Ser.#
THE QUICKEST PROTECTION
  UNDER THE SUN                United States      Ser.#75/184,903
THE ULTIMATE WATERPROOF
  SUNBLOCK                     United States            1,996,473        08/27/2006
THERA CARE                     United States            1,092,610        06/06/1998


TRADEMARK                       COUNTRY             REGISTRATION         RENEWAL DUE
---------                      ---------            ------------         -----------
TRAINER'S CHOICE               United States      Ser.#74/609150
WEIGHTLESS (Corn Silk)         United States
WEIGHTLESS BY CORN SILK        United States               Ser.#
MACCEL                         United States               Ser.#
MAXCEL                         United States               Ser.#
-------------------------------------------------------------------------------------


                        INTELLECTUAL PROPERTY RIGHTS
                   TRADEMARKS LICENSED BY VALMONT, INC. TO

                      SIGNAL INVESTMENT & MANAGEMENT CO.


TRADEMARK                       COUNTRY              REGIST NO.          RENEWAL DUE
---------                      ---------            ------------         -----------
PHISO                          Canada                     157674         07/12/1998
PHISOAC                        Canada                     118977         07/29/2005
PHISOAC (Stylized)             United States              699720         06/21/2000
PHISOCARE                      Canada                     196899         01/18/2004
PHISODAN                       Canada                     132672         09/13/2008
PHISODAN                       Puerto Rico                 13379         06/01/1995
PHISODAN (Stylized)            United States              764556         02/11/2004
PHISODERM                      Canada                   78/20300         03/15/2005
PHISODERM                      Puerto Rico                 19097         09/18/1994
PHISODERM                      United States              408558         08/15/2004
PHISOFOAM                      Canada                     157673         07/12/1998
PHISOLAN                       Canada                     240802         03/07/1995
PHISOPUFF (Block)              United States             1294345         09/11/2004
PHISODERM                      Canada
PHISOPUFF                      Canada
PHISODERM ADVANCE              Canada
PHISODERM ADVANTAGE            Canada
ADVANTAGE BY PHISODERM         Canada
ADVANCE BY PHISODERM           Canada

                        INTELLECTUAL PROPERTY RIGHTS
             TRADEMARKS LICENSED BY ELJENN INTERNATIONAL TO

                     SIGNAL INVESTMENT & MANAGEMENT CO.



TRADEMARK                      COUNTRY             REGISTRATION         RENEWAL DUE
---------                      -------             ------------         -----------
ULTRASWIM                      Argentina              1,582,406          12/14/2005
ULTRASWIM                      Australia                A38,027          09/14/2003
ULTRASWIM                      Bahamas                   11,284          05/09/1998
ULTRASWIM                      Barbados                 81/2968          05/17/2001
ULTRASWIM                      Benelux                  397,277          03/01/2004
ULTRASWIM                      Bermuda                   10,234          05/23/2005
ULTRASWIM                      Canada                   280,281          06/10/1998
ULTRASWIM                      Denmark                1694-1986          07/25/2006
ULTRASWIM                      Finland                    96011          09/05/2006
ULTRASWIM                      France                 1,212,873          09/14/2002
ULTRASWIM                      Germany                1,054,979          09/17/2002
ULTRASWIM                      Italy                    668,401          03/30/2003
ULTRASWIM                      Japan                  137833/87          05/31/2000
ULTRASWIM                      Malaysia                85/00685          02/12/2006
ULTRASWIM                      Netherlands Antilles       18574          01/26/2005
ULTRASWIM                      Norway                   124,666          04/03/2006
ULTRASWIM                      Panama                    037265          09/23/2005
ULTRASWIM                      Singapore                2664/84          05/17/2001
ULTRASWIM                      South Africa/Cisk        84/3387          04/13/1994
ULTRASWIM                      Sweden                    200155          03/07/2006
ULTRASWIM                      Thailand                KOR12235          06/14/2004
ULTRASWIM                      United Kingdom      1,181,846 TM          09/16/2003
ULTRASWIM (Block
  Ltrs/Soap & Shampoo)         United States          1,197,606          06/15/2002
ULTRASWIM
  (Condition/Body Lotion)      United States          1,681,731          04/07/2002
ULTRASWIM
  (Shampoo & Conditioner)      Puerto Rico               26,209          07/03/2005
ULTRASWIM (Soap)               Puerto Rico               26,208          07/03/2005
ULTRASWIM
  (With Dolphin Design)        United States          1,471,131          01/05/2008
-----------------------------------------------------------------------------------

